[ * ] = Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 406 of the Securities Act of 1933, as amended.

Exhibit 10.28(vii)

AMENDMENT NO. 5 TO THE PROCESS DEVELOPMENT AND CLINICAL SUPPLY AGREEMENT

THIS AMENDMENT NO. 5 (the “Fifth Amendment”) is effective as of April 15, 2011 (the “Fifth Amendment Effective Date”) by and between Boehringer Ingelheim Pharma GmbH & Co. KG, Birkendorfer Straße 65, 88397 Biberach an der Riss, Germany (“BI Pharma”) and FibroGen, Inc., 409 Illinois Street, San Francisco, CA 94158, USA (“FibroGen”) amends the Process Development and Clinical Supply Agreement entered into by and between BI Pharma and FibroGen on November 29, 2007, as amended pursuant to the letter agreements entered into as of June 26, 2008 and August 18, 2008, the Amendment No. 1, effective as of May 28, 2009, the Amendment No. 3, effective as of November 5, 2010, and the Amendment No. 4, effective as of January 24, 2011 (hereinafter together the “Supply Agreement”). BI Pharma and FibroGen shall be referred to individually herein as a “Party”, and collectively as, the “Parties”.

WHEREAS, FibroGen wishes to engage BI Pharma to conduct [ * ] as outlined in the Amendment No. 4, effective as of January 24, 2011.

NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the Parties agree as follows:

(1)	Unless otherwise defined herein, all capitalized terms and phrases used in this Fifth Amendment shall have the meaning ascribed to them in the Supply Agreement.

(2)	Pursuant to Section 2.2 of the Supply Agreement, the work plan entitled “[ * ] (Work scope and cost estimate, Version of March 16, 2011)”, attached hereto as Exhibit A, is hereby added as an amendment to Appendix 2 to the Supply Agreement, and pursuant thereto BI Pharma shall [ * ] on behalf of FibroGen in accordance with the Supply Agreement.

(3)	This Fifth Amendment, together with the Supply Agreement, contains the entire understanding of the Parties with respect to the subject matter hereof. Except as otherwise provided herein, the Supply Agreement has not been modified or amended and remains in full force and effect. All express or implied agreements and understandings that conflict with the terms of this Fifth Amendment, either oral or written, heretofore made with respect to subject matter herein are expressly superseded by this Fifth Amendment.

(4) This Fifth Amendment may be executed in counterparts, each of which shall be deemed an original, and all of which together shall constitute one and the same instrument. Counterparts may be signed and delivered by facsimile and/or via portable document format (pdf) (or similar format), each of which shall be binding when sent.

IN WITNESS WHEREOF, the Parties have executed this Fifth Amendment to the Supply Agreement as of Fifth Amendment Effective Date.

Amendment No. 5 to the Process Development and Clinical Supply Agreement	Confidential

FIBROGEN, INC.

By:	/s/ Jim Polarek

Name:	Jim Polarek

Title:	VP, Protein Therapeutics and Collagen Development

Date:	April 19, 2011

BOEHRINGER INGELHEIM PHARMA GMBH & CO. KG

Biberach, April 15, 2011

	ppa.	ppa.

By:	[ * ]	[ * ]
Name:	[ * ]	[ * ]
Title:	VP Business & Contracts	VP Legal Germany

Exhibit:

Exhibit A: Work scope and cost estimate (Version of March 16, 2011)

2

[ * ] = Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 406 of the Securities Act of 1933, as amended.

Amendment No. 5 to the Process Development and Clinical Supply Agreement	Confidential

Exhibit A

Work scope and cost estimate

(Version of March 16, 2011)

(3 pages)

[ * ]

3

[ * ] = Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 406 of the Securities Act of 1933, as amended.